THE MAINSTAY FUNDS
AGREEMENT AND PLAN OF REORGANIZATION
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND

The Boards of Trustees of Eclipse Funds and The MainStay Funds, each a Massachusetts business trust (“Boards of Trustees”), deem it advisable that the MainStay Small Cap Opportunity Fund (the “Acquiring Fund”) and the MainStay Small Cap Value Fund (the “Acquired Fund”), a series of Eclipse Funds and The MainStay Funds, respectively, engage in the reorganization described below.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation (“Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Investor Class, Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of Eclipse Funds has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of The MainStay Funds has determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

WHEREAS, the Boards of Trustees of the Acquiring Fund and the Acquired Fund have agreed that the proposed reorganization be contingent upon the approval by the shareholders of the Acquiring Fund of MacKay Shields LLC, an affiliate of New York Life Investment Management LLC (“New York Life Investments”), as subadvisor.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1           Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefore:  (i) to deliver to the Acquired Fund the number of full and fractional Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets with respect to each corresponding class (Investor Class, Class A, Class B, Class C and Class I, respectively), computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3.  Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2           The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3           The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date.  The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”).  On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4           Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its respective shareholders of record with respect to each class of shares, determined as of immediately after the close of business on the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares to be so credited to Investor Class, Class A, Class B, Class C and Class I Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”) of the corresponding class owned by Acquired Fund Shareholders on the Closing Date.  All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund, although share certificates representing interests in Investor Class, Class A, Class B, Class C and Class I shares of the Acquired Fund will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3.  The Acquiring Fund shall not issue certificates representing the Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares in connection with such exchange.

1.5           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3.

1.6           Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

2.           Valuation

2.1           The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Fund’s Board of Trustees.

2.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and valuation procedures established by the Acquiring Fund’s Board of Trustees.

2.3           The number of the Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Investor Class, Class A, Class B, Class C and Class I of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same class, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made by New York Life Investments, in its capacity as administrator for the Acquired Fund and the Acquiring Fund, and shall be subject to confirmation by each Fund’s record keeping agent and by each Fund’s independent accountants.

3.           Closing and Closing Date

3.1           The Closing Date shall be February 13, 2009 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00 pm, Eastern time.  The Closing shall be held at the offices of the Funds or at such other time and/or place as the parties may agree.

3.2           The MainStay Funds shall direct State Street Bank and Trust Company as custodian for the Acquired Fund (“Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund.  Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3           The MainStay Funds shall direct NYLIM Service Company, LLC, in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Investor Class, Class A, Class B, Class C and Class I shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.  At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4           In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Boards of the Trusts, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.           Representations and Warranties

4.1           Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of The MainStay Funds, The MainStay Funds, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

(a)           The Acquired Fund is duly organized as a series of The MainStay Funds, which is a business trust duly organized, validly existing and in good standing under the laws of Massachusetts, with power under The MainStay Funds’ Declaration of Trust and By-Laws, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted;

(b)           The MainStay Funds is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of Investor Class, Class A, Class B, Class C and Class I Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d)           The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Closing Date, The MainStay Funds, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Eclipse Funds, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)           The MainStay Funds is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which The MainStay Funds, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which The MainStay Funds, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)           All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)           Except as otherwise disclosed in writing to and accepted by Eclipse Funds, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  The MainStay Funds, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)           The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund dated October 31, 2008 have been audited by KPMG LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)           Since October 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)           On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)           For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)           All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares;

(n)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)           The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Association (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)           The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2           Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of Eclipse Funds, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

(a)           The Acquiring Fund is duly organized as series of Eclipse Funds, which is a trust duly organized, validly existing, and in good standing under the laws of the Massachusetts with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)           The Eclipse Funds is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)           The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Closing Date, Eclipse Funds, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)           The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Eclipse Funds’ Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Eclipse Funds, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Eclipse Funds, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)           Except as otherwise disclosed in writing to and accepted by The MainStay Funds, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against Eclipse Funds, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  Eclipse Funds, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(h)           The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund dated October 31, 2008 have been audited by KPMG LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)           Since October 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.  For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund’s shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j)           On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)           For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l)           All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of Eclipse Funds, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)           The Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and nonassessable by the Acquiring Fund; and

(o)           The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)           The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the Special Meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.           Covenants of the Acquiring Fund and the Acquired Fund

5.1           The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2           The MainStay Funds will call a Special Meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Eclipse Funds will call a meeting of the shareholders of the Acquiring Fund to approve MacKay Shields LLC, an affiliate of New York Life Investments, as subadvisor.

5.3           The Acquired Fund covenants that the Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4           The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5           Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6           The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the Special Meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7           As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares received at the Closing.

5.8           The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9           The MainStay Funds, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Eclipse Funds, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) The MainStay Funds’, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) Eclipse Funds’, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10           The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.           Conditions Precedent to Obligations of the Acquired Fund

The obligations of The MainStay Funds, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at The MainStay Funds’ election, to the performance by Eclipse Funds, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1           All representations and warranties of Eclipse Funds, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2           Eclipse Funds, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to The MainStay Funds, and dated as of the Closing Date, to the effect that the representations and warranties of Eclipse Funds, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as The MainStay Funds shall reasonably request;

6.3           Eclipse Funds, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Eclipse Funds, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4           The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

6.5           The shareholders of the Acquiring Fund shall have approved MacKay Shields LLC as subadvisor.

7.           Conditions Precedent to Obligations of the Acquiring Fund

The obligations of Eclipse Funds, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at Eclipse Funds’ election, to the performance by The MainStay Funds, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of The MainStay Funds, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2           The MainStay Funds shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of The MainStay Funds;

7.3           The MainStay Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of The MainStay Funds, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Eclipse Funds shall reasonably request;

7.4           The MainStay Funds, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by The MainStay Funds, on behalf of the Acquired Fund, on or before the Closing Date;

7.5           The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6           The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of their investment company taxable income and all of their net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 pm Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

7.7           The shareholders of the Acquiring Fund shall have approved MacKay Shields LLC as subadvisor.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to The MainStay Funds, on behalf of the Acquired Fund, or Eclipse Funds, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of The MainStay Funds’ Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, The MainStay Funds and Eclipse Funds, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 8.1;

8.2           On the Closing Date no action, suit or other proceeding shall be pending or, to Eclipse Funds’ or The MainStay Funds’ knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3           All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Eclipse Funds and The Mainstay Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5           The parties shall have received the opinion of counsel to The MainStay Funds, on behalf of the Acquired Fund, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by counsel to The MainStay Funds of representations it shall request of The MainStay Funds.  Notwithstanding anything herein to the contrary, The MainStay Funds and Eclipse Funds, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the condition set forth in this paragraph 8.5.

9.           Indemnification

9.1           Eclipse Funds, out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2           The MainStay Funds, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.           Brokerage Fees and Expenses

10.1           The Acquiring Fund and the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2           The expenses relating to the proposed Reorganization will be borne by the Acquired Fund.  No such expenses shall be borne by the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization.  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.           Entire Agreement; Survival of Warranties

11.1           Eclipse Funds and The MainStay Funds agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2           The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.           Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of Eclipse Funds and The MainStay Funds, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

13.           Amendments

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Eclipse Funds and The MainStay Funds, on behalf of either the Acquiring Fund or the Acquired Fund, respectively; provided, however, that following the Special Meeting of the shareholders of the Acquired Fund called by The MainStay Funds, pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued to the Investor Class, Class A, Class B, Class C and Class I Acquired Fund Shareholders, respectively, under this Agreement to the detriment of such shareholders without their further approval.

14.           Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attn: Marguerite E. H. Morrison, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attn: Sander M. Bieber.

15.           Headings; Governing Law; Assignment; Limitation of Liability

15.1           The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2           This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

15.3           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Except as expressly provided otherwise in this Plan, the Acquired Fund will pay or cause to be paid all out-of pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the 13th day of February, 2009.

ECLIPSE FUNDS
On behalf of the Acquiring Fund,
Mainstay Small Cap Opportunity Fund

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President

THE MAINSTAY FUNDS
On behalf of the Acquired Fund,
Mainstay Small Cap Value Fund

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President

New York Life Investment Management LLC agrees to the provisions set forth in the last paragraph of this Plan.

NEW YORK LIFE INVESTMENT
MANAGEMENT LLC

By:	/s/ Barry A. Schub
Barry A. Schub
Executive Vice President

February 13, 2009

Board of Trustees The MainStay Funds MainStay Small Cap Value Fund 51 Madison Avenue New York, New York 10010
Board of Trustees Eclipse Funds MainStay Small Cap Opportunity Fund 51 Madison Avenue New York, New York 10010

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to MainStay Small Cap Value Fund (the “Acquired Fund”), a separate series of The MainStay Funds, a Massachusetts business trust (the “MainStay Trust”), to the holders of the shares of beneficial interest (the “Acquired Fund Shares”) of Acquired Fund (the “Acquired Fund Shareholders”), and to MainStay Small Cap Opportunity Fund (the “Acquiring Fund”), a separate series of Eclipse Funds, a Massachusetts business trust (the “Eclipse Trust”), in connection with the proposed transfer of substantially all of the properties of Acquired Fund to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (“Acquiring Fund Shares”) and the assumption of all liabilities of Acquired Fund by Acquiring Fund, followed by the distribution of such Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Agreement and Plan of Reorganization (the “Plan”) dated as of February 13, 2009 executed by the MainStay Trust on behalf of the Acquired Fund and by the Eclipse Trust on behalf of the Acquiring Fund.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the Form N-14 filed by Acquiring Fund on October 2, 2008 with the Securities and Exchange Commission and amended on November 6, 2008, (3) the related Proxy Statement dated November 17, 2008, (4) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Eclipse Trust on behalf of Acquiring Fund, (5) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the MainStay Trust on behalf of Acquired Fund, and (6) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof.  This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan and the Form N-14 referred to above.

Based upon the foregoing, it is our opinion that:

1.
The acquisition by Acquiring Fund of substantially all of the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

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2.
Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares except to the extent that Acquired Fund’s assets consist of contracts described in Section 1256(b) of the Code (“Section 1256 Contracts”); Acquired Fund will be required to recognize gain or loss on the transfer of any such Section 1256 Contracts to Acquiring Fund pursuant to the Reorganization as if such Section 1256 Contracts were sold to Acquiring Fund on the effective date of the Reorganization at their fair market value.

3.	Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

4.	Acquiring Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Acquiring Fund Shares.

5.
The adjusted basis to Acquiring Fund of the properties of Acquired Fund received by Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.

6.
Acquiring Fund’s holding periods with respect to the properties of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.	The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

8.
The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor.

9.
An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan.

Very truly yours,

/s/ Dechert LLP

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